EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Summary Prospectus dated January 1, 2019

1. Any references to Worldwide Health Sciences Portfolio should be changed to Eaton Vance Worldwide Health Sciences Fund, except in the tables under “Financial Highlights” and as otherwise noted below.

2. The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of the Fund's Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R
Management Fees(1)	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses(2)	0.17%	0.18%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.05%	1.81%	1.80%	0.80%	1.30%
Expense Reimbursement(1)(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.76%	1.75%	0.75%	1.25%
(1)	“Management Fees” reflect a contractual advisory fee of 0.63%, a performance fee adjustment decrease of 0.15% (based on the performance fee adjustment for the most recent fiscal year) and an administrative fee of 0.15%. See page 14 of the Fund's Prospectus for more information about the calculation of the performance fee adjustment.
(2)	“Other Expenses” have been restated to delete the fees allocated to the Fund in connection with investing in Worldwide Health Sciences Portfolio (the “Portfolio”), the Fund’s former master Portfolio.
(3)	The investment adviser, sub-adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.15% for Class A shares, 1.90% for Class B and Class C shares, 0.90% for Class I shares and 1.40% for Class R shares. This expense reimbursement will continue through December 31, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, any performance-based adjustment to an asset-based investment advisory fee, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser, sub-adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$671	$885	$1,116	$1,780	$671	$885	$1,116	$1,780
Class B shares	$679	$965	$1,175	$1,923	$179	$565	$975	$1,923
Class C shares	$278	$562	$970	$2,112	$178	$562	$970	$2,112
Class I shares	$77	$250	$439	$985	$77	$250	$439	$985
Class R shares	$127	$407	$708	$1,563	$127	$407	$708	$1,563

3. The following paragraph is deleted from “Principal Investment Strategies”:

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

4. The following replaces “Portfolio Managers” under “Management”:

Jason Kritzer, CFA, Vice President of Eaton Vance, has managed the Fund and the Portfolio since July 2016.

Samantha Pandolfi, CFA, Vice President of EVAIL, has managed the Fund and the Portfolio since July 2016.

August 9, 2019	32891 8.9.19